SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

MADISON BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

	(4)	Proposed maximum aggregate value of transaction: N/A

	(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A

	(2)	Form, Schedule or Registration Statement No.: N/A

	(3)	Filing Party: N/A

	(4)	Date Filed: N/A

[MADISON BANCORP, INC. LETTERHEAD]

October 10, 2011

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Madison Bancorp, Inc. (the “Company”) to be held at the Residence Inn at White Marsh, 4980 Mercantile Road, Baltimore, Maryland 21236, on Monday, November 14, 2011, at 10:00 a.m., local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Madison Square Federal Savings Bank, the Company’s wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the Board of Directors and all the employees of Madison Bancorp and Madison Square Federal Savings Bank, I wish to thank you for your continued support.

Sincerely,

/s/ Michael P. Gavin

MICHAEL P. GAVIN
President and Chief Executive Officer

[MADISON BANCORP, INC. LOGO]

Madison Bancorp, Inc.

8615 Ridgely’s Choice Drive, Suite 111

Baltimore, Maryland 21236

(410) 529-7400

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Monday, November 14, 2011

PLACE	Residence Inn at White Marsh
4980 Mercantile Road
Baltimore, Maryland 21236

ITEMS OF BUSINESS	(1) To elect three directors to serve for terms of three years and one director to serve for a term of two years;

(2) To approve the Madison Bancorp, Inc. 2011 Equity Incentive Plan;

(3) To ratify the selection of Rowles & Company, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; and

(4) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 30, 2011.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kay Webster

KAY WEBSTER
Corporate Secretary

Baltimore, Maryland
October 10, 2011

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Madison Bancorp, Inc. for the 2011 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Madison Bancorp, Inc. as “Madison Bancorp,” the “Company,” “we,” “our” or “us.” Madison Bancorp is the holding company for Madison Square Federal Savings Bank. In this proxy statement, we may also refer to Madison Square Federal Savings Bank as “Madison Square” or the “Bank.”

We are holding the 2011 annual meeting at the Residence Inn at White Marsh, 4980 Mercantile Road, Baltimore, Maryland 21236, on November 14, 2011 at 10:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about October 10, 2011.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on November 14, 2011.

The proxy statement, proxy card and annual report to stockholders are available on the Internet at http://www.cfpproxy.com/6911.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Madison Bancorp common stock that you owned as of the close of business on September 30, 2011. As of the close of business on September 30, 2011, a total of 608,116 shares of Madison Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.

Ownership of Shares; Attending the Meeting

You may own shares of Madison Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Madison Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the Madison Square Federal Savings Bank ESOP” below for information on how to vote your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for terms of three years and one director to serve for a term of two years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting to approve the Madison Bancorp, Inc. 2011 Equity Incentive Plan and the appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm, you may vote in favor of each proposal, vote against each proposal, or abstain from voting. To be approved, each matter requires the affirmative vote of a majority of the votes cast at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to approve the Madison Bancorp, Inc. 2011 Equity Incentive Plan and the appointment of the independent registered public accountants, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors and the vote to approve the 2011 Equity Incentive Plan (Proposals 1 and 2 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the approval of the 2011 Equity Incentive Plan, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this proxy statement).

Voting by Proxy

The Board of Directors of Madison Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Madison Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Madison Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” the approval of the Madison Bancorp, Inc. 2011 Equity Incentive Plan; and

•	“FOR” ratification of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Madison Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Madison Square Federal Savings Bank ESOP

If you participate in the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card that reflects all shares you may direct the ESOP trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP, as directed by the plan participants. The

ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is November 7, 2011.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of seven members, all of whom are independent under the listing standards of the NASDAQ Stock Market, except for Michael P. Gavin, who serves as President and Chief Executive Officer of Madison Bancorp and the Bank, David F. Wallace, who serves as Executive Chairman of the Company and the Bank, and Melody P. Kline who serves as Executive Vice President, Lending of the Bank. In addition, both nominees for director who are not currently serving as directors are independent under the listing standards of the NASDAQ Stock Market. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to officers, directors and related parties.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer and the Executive Chairman. However, the Board does not believe that mandating a particular structure, such as an independent Chairman of the Board, is necessary to achieve effective oversight. The Board of the Company is currently comprised of seven directors and after the annual meeting is convened, eight members. Five of these eight members are independent directors under the listing standards of the Nasdaq Stock Market. The Executive Chairman has no greater nor lesser vote on matters considered by the Board than any other director, and the Executive Chairman does not vote on any related party transaction. All directors of the Company, including the Executive Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, an independent Executive Chairman would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. In the opinion of the Board of Directors, an independent chairman does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit, interest rate, liquidity, operational, strategic and reputation risks. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market, except for David F. Wallace. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Director	Audit Committee		Compensation Committee		Nominating/ Corporate Governance Committee

Michael P. Gavin
Melody P. Kline
Frederick L. Berk	X		X	*
Richard E. Funke	X	*	X		X	*
Clare L. Glenn					X
Mark J. Lax			X
David F. Wallace					X

Number of Meetings in 2011	3		1		0

*	Denotes Chairperson

Audit Committee. The Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Board of Directors has designated Richard E. Funke as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as Appendix A to this proxy statement. The Audit Committee Charter is not posted on the Company’s website.

Compensation Committee. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors. The Company’s Chief Executive Officer makes recommendations regarding the compensation of the executive officers of the Company and the Bank but does not participate in deliberations regarding his own compensation. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is filed as Appendix B to this proxy statement. The Compensation Committee Charter is not posted on the Company’s website.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, a copy of which is filed as Appendix C to this proxy statement. The Nominating/Corporate Governance Committee Charter is not posted on the Company’s website.

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s governing documents. In particular, the Company’s Bylaws include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/ Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating/Corporate Governance Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/ Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the local communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating/ Corporate Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address of such stockholder, as they appear on the Company’s books, provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the fiscal year ended March 31, 2011, the Board of Directors of the Company held three regular meetings and four special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which he or she served.

Director Attendance at Annual Meeting of Stockholders

While the Company has no formal policy on director attendance at the annual meeting of stockholders, all directors are encouraged to attend. The Company will be convening its first annual meeting of stockholders on November 14, 2011.

Code of Ethics and Business Conduct

Madison Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees, officers and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Director Compensation

The following table provides the compensation received by individuals, who are not executive officers, who served as directors of Madison Square Federal Savings Bank during the 2011 fiscal year. Employees of Madison Square Federal Savings Bank do not receive compensation for service as a director. The table omits information regarding compensation paid to Melody P. Kline, a director of Madison Square Federal Savings Bank, for service as an executive officer of Madison Square Federal Savings Bank, but for whom compensation information is not disclosed under “Executive Compensation—Summary Compensation Table.” Ms. Kline did not receive any additional compensation for service as a director.

	Fees Earned or Paid in Cash	Total
Frederick L. Berk	$28,800	$28,800
Richard E. Funke	19,600	19,600
Clare L. Glenn	28,800	28,800
Mark J. Lax	28,800	28,800

Cash Retainers and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that are paid to our non-employee directors who began service after March 2008 for their service on the Board of Directors of Madison Square Federal Savings Bank as of March 31, 2011. Non-employee directors who were serving as of March 2008 receive a monthly retainer of $2,400. Members of the Company’s Board of Directors do not receive additional fees for service on the Company’s Board.

Board of Directors of Madison Square Federal Savings Bank:
Annual retainer	$6,000
Additional fee for each Board meeting attended	600
Additional fee for each committee meeting attended:
If held day of Board meeting	150
If held on day with no board meeting	250

Directors Emeritus and Advisory Directors. The Company’s Bylaws allow the Board of Directors to appoint advisory directors, who may also serve as directors emeriti. Any such individuals would have such authority and receive such compensation and reimbursement as the Board determines. Advisory directors or directors emeriti will not have the authority to participate by vote in the transaction of business. There currently are one director emeritus and two advisory directors of Madison Square Federal Savings Bank. These individuals on occasion advise the Board of Directors with respect to business development opportunities. The director emeritus and one advisory director receive compensation of $1,000 per year, and the other advisory director is uncompensated.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF MADISON BANCORP, INC.

Richard E. Funke (Chairman)

Frederick L. Berk

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended March 31, 2011 and 2010 by Rowles & Company LLP:

	2011	2010
Audit fees (1)	$74,276	$39,000
Audit-related fees (2)	—	185
Tax fees (3)	—	—
All other fees	—	—

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company and the Bank and the Company’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in the Company’s prospectus included in its Registration Statement on Form S-1, Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees are for assurance and related services by the principal accountant that are related to the performance of audits or reviews of the Company’s financial statements and are not reported in the preceding Audit Fees category. The fees shown above were for due diligence services for potential acquisitions, technical accounting and reporting, consulting and research audits.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended, March 31, 2011, all services were approved in advance by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

Persons and groups beneficially owning in excess of 5% of the Company’s common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of September 30, 2011, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors, by the non-director executive officers of the Company and by all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Shares of Common Stock Outstanding (3)

Persons Owning Greater Than 5%:

Madison Square Federal Savings Bank Employee Stock Ownership Plan Trust	42,568		7.00%

Directors:

Frederick L. Berk	5,000		*
Richard E. Funke	10,000	(4)	1.64
Michael P. Gavin	25,796	(5)	4.24
Clare L. Glenn	200		*
Melody P. Kline	10,191	(6)	1.68
Mark J. Lax	200		*
David F. Wallace	7,281	(7)	1.20

Executive Officers Who Are Also Not Directors:

Ronald E. Ballard	2,226	(8)	*
Paul A. Lovelace	—		*
Kay Webster	2,634	(9)	*

All executive officers and directors as a group (10 persons)	63,528		10.45%

*	Less than 1%.
(1)	All persons listed have the Company’s address, 8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland 21236.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any share of common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from September 30, 2011. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The listed amounts do not include shares with respect to which director David F. Wallace and executive officer Kay Webster share voting power by virtue of their position as trustees of the trust holding ESOP shares. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of September 30, 2011, 2,838 shares had been allocated. The amounts include the following shares held under the ESOP for the benefit of Mr. Gavin, 296 shares; Ms. Kline, 191 shares, Mr. Wallace, 231 shares; Mr. Ballard, 226 shares; Mr. Lovelace, 0 shares; and Ms. Webster, 134 shares.

(3)	Based on 608,116 shares outstanding at September 30, 2011.
(4)	Includes 2,000 shares held in Mr. Funke’s wife’s IRA.
(5)	Includes 296 ESOP shares.
(6)	Includes 191 ESOP shares.
(7)	Includes 50 shares held as custodian for a grandchild and 231 ESOP shares.
(8)	Includes 1,000 shares held in Mr. Ballard’s wife’s IRA and 226 ESOP shares.
(9)	Includes 134 ESOP shares.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven members. However, in connection with the annual meeting, the number of members of the Board of Directors is being increased from seven to eight. The Board is divided into three classes with terms of one, two or three years, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified are Frederick L. Berk, Michael P. Gavin and Brian D. Brunner. The nominee to serve for a two-year term or until her successor has been elected and qualified is Jaynee S. Agnone. Mr. Berk and Mr. Gavin are currently directors of Madison Bancorp and the Bank. Mr. Brunner is filling the vacancy caused by the retirement of Mark J. Lax from the Company’s Board. Ms. Agnone is being elected to fill the vacancy caused by the increase in the Board size from seven to eight members.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Berk, Gavin and Brunner and Ms. Agnone.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of March 31, 2011. The indicated period of service as a director includes the period of service as a director of the Bank.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Frederick L. Berk retired in 1982 as a self-employed builder of single-family homes in Baltimore and Harford Counties. He also owned and operated Berk’s Restaurant in the 1980s. Mr. Berk served as a director on the Board of Directors of the Belair Building and Loan Association prior to being elected to serve as director of the Bank in 1981. Director since 1981. Age 82.

Having lived and operated businesses in the greater Baltimore area his entire life, Mr. Berk has extensive knowledge of Madison Square Federal Savings Bank’s market area. His previous experience as a builder and as a business owner have provided him with expertise and leadership experience that is valuable to the Board of Directors.

Michael P. Gavin has served as President and Chief Executive Officer of Madison Square Federal Savings Bank since January 2008, and as President and Chief Executive Officer of Madison Bancorp since its formation in May 2010. Prior to that, Mr. Gavin was a founder and served as President and Chief Executive Officer of Bay Net A Community Bank, Bel Air, Maryland, and its holding company, Bay Net Financial, Inc., from April 1999 until it was sold to Sterling Financial Corporation in October 2006, after which he stayed on as President and Chief Executive Officer of Bay First Bank, the successor to Bay Net A Community Bank, until January 2008. Mr. Gavin has been in banking for over 30 years, having served in various bank management positions, including 20 years with Atlantic Federal Savings Bank, Baltimore, Maryland, where he served as President from 1988 to 1995. Director since 2008. Age 54.

Mr. Gavin’s over thirty years of banking experience have provided him with strong leadership and managerial skills, as well as a deep understanding of the financial industry. Additionally, Mr. Gavin’s in-depth knowledge of the market area in which Madison Square Federal Savings Bank and Madison Bancorp operate are valuable to the Board of Directors and position him well as our President, Chief Executive Officer and Chief Financial Officer.

Brian D. Brunner serves as the President, Sales and Marketing, Depository Institutions Group, for Fiserv, Inc. (NASDAQ:FISV). After having held several senior management positions with Fiserv since 1991, Mr. Brunner currently oversees sales and marketing initiatives for banks, thrifts and credit unions. Mr. Brunner was the founding member of Fiserv’s Sales and Marketing Committee, has chaired key strategic initiatives, and holds a leadership position in Fiserv’s Global Sales Organization. Age 55.

With more than 30 years of experience in the financial services and technology industry, Mr. Brunner has the expertise to provide valuable guidance to the Company and the Bank.

The nominee for election to serve for a two-year term is:

Jaynee S. Agnone has served as Treasurer and Manager of Payroll Operations for Eastern Athletic Services, a full-service agency providing various services to professional athletes and media personalities, located in Hunt Valley, Maryland, since 1990. Previously, she held positions in the insurance industry for 15 years, serving with Maryland Casualty Insurance Co., St. Paul Fire and Marine Insurance Company and Reliance Insurance Co., all located in the greater Baltimore metropolitan area. From 1988 to 1998, she was President of Timonium Mobile, Inc., a service station and auto repair business. Age 58.

Ms. Agnone’s extensive leadership experience and 30 years of business experience in the greater Baltimore metropolitan area provides the Company and the Bank with extensive knowledge of the Bank’s market area.

Directors Continuing in Office

The following directors have terms ending in 2012:

Richard E. Funke has over 35 years of banking experience, having served as a founder and Chairman of the Board of Bay Net Financial, Inc. and Bay Net A Community Bank, from their inception in January 2000 to their sale in October 2006. Mr. Funke previously served as Vice Chairman of Susquehanna Bank of Maryland, a billion dollar community bank headquartered in Towson, Maryland, from 1995 to 1999. Mr. Funke retired in 1999. Prior to Susquehanna Bank, Mr. Funke was Chairman and Chief Executive Officer of Atlanfed Bancorp, Inc., the holding company for Atlantic Federal Savings Bank. Atlantic Federal Savings Bank, acquired by Susquehanna Bank in l995, had approximately $250 million in assets and l0 branch locations. As Chief Executive Officer of Atlanfed Bancorp, Inc., Mr. Funke was responsible for the overall managerial operation of Atlanfed Bancorp and Atlantic Federal Savings Bank. Mr. Funke has been active in many charitable and civic organizations, including the Rotary and American Community Bankers Association. Director since 2008. Age 75.

Mr. Funke’s long tenure as a banking executive and service on financial institution boards of directors in our market area provides us with extensive leadership experience and expertise in the financial industry.

Melody P. Kline has served as Executive Vice President, Lending of Madison Square Federal Savings Bank since May 2008. Ms. Kline joined the Bank in 1980, having served in various leadership positions including Branch Manager, Assistant Vice President and Senior Vice President before becoming Executive Vice President. Director since 2000. Age 52.

Through her affiliation with the Bank for over 30 years, Ms. Kline brings in-depth knowledge and understanding of Madison Square Federal Savings Bank’s history, operations and customer base. In addition, Ms. Kline has been a resident of Madison Square Federal Savings Bank’s market area for many years and is an active member of the community. Ms. Kline’s active involvement in the community has helped her establish a network of contacts that greatly assists us in our marketing efforts.

The following directors have terms ending in 2013:

Clare L. Glenn began her position as Development Director at St. Casimir Catholic School in the Canton area of Baltimore City in 2005. Previously she held the same position at St. Anthony of Padua School in Gardenville. Director since 2003. Age 64.

She was the managing editor of the Herald Gazette Newspaper in northeast Baltimore City for five years. This position provided her with the opportunity to personally interact with area businesses, community organizations, churches, schools and individuals in covering stories of interest to readers. Ms. Glenn has gained extensive leadership experience throughout her career, which has made her a significant contributor to the Board.

David F. Wallace has been employed as Executive Chairman of Madison Square Federal Savings Bank since January 2008 and as Chairman of Madison Bancorp since its formation in May 2010. Mr. Wallace has been in banking for over 38 years, and began working at Madison Square Federal Savings Bank in 1978 as Senior Vice President before he became President and Chief Executive Officer in 1980, a position he held until 2008, when he became Executive Chairman. Director since 1980. Age 69.

Mr. Wallace’s extensive experience in the local banking industry and involvement in the communities served by Madison Square Federal Savings Bank affords the Board valuable insight regarding the business and operation of Madison Square Federal Savings Bank. Mr. Wallace’s extensive knowledge of all aspects of Madison Square Federal Savings Bank’s business and customers position him well to serve as our Executive Chairman.

ITEM 2—APPROVAL OF THE MADISON BANCORP, INC. 2011 EQUITY INCENTIVE PLAN

On June 27, 2011, the Company’s Board of Directors adopted, subject to stockholder approval at the annual meeting, the Madison Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Plan”). The 2011 Plan will become effective as of the date of approval by the Company’s stockholders.

Each employee and director of the Company and its affiliates may participate in the 2011 Plan. Approximately 38 persons would be eligible to participate in the 2011 Plan if it were to be approved by stockholders. A summary of the 2011 Plan follows. This summary is qualified in its entirety by the full text of the 2011 Plan, which is attached to this proxy statement as Appendix D.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Madison Bancorp, Inc. 2011 Equity Incentive Plan.

Summary of the 2011 Plan

Purpose. We believe the 2011 Plan promotes the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2011 Plan authorizes awards in any of the following forms:

•	Options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	Restricted stock grants, which may be subject to restrictions on transferability and forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2011 Plan, the 2011 Plan reserves a total of 79,054 shares of common stock for issuance pursuant to awards granted under the 2011 Plan, of which up to 18,243 shares may be granted in the form of restricted stock awards and up to 60,811 shares may be granted in the form of stock options, representing 3% and 10%, respectively, of the shares of stock issued in our initial public offering.

Administration. We expect a committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2011 Plan. However, at times, the Board of Directors may administer the 2011 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2011 Plan; and make all other decisions and determinations necessary under the 2011 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2011 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2011 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2011 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2011 Plan will be adjusted proportionately and the Committee will adjust the 2011 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2011 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such grants are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2011 Plan. Stockholders must approve amendments to the 2011 Plan that will materially increase the number of shares of stock issuable under the 2011 Plan, expand the types of awards provided under the 2011 Plan, materially expand the class of participants eligible to participate in the 2011 Plan, materially extend the term of the 2011 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2011 Plan may adversely affect any award previously granted under the 2011 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2011 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2011 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time. Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

ITEM 3—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Rowles & Company, LLP to be the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012, subject to ratification by stockholders. A representative of Rowles & Company, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for our principal executive officer and the next two most highly compensated executive officers whose total compensation for the year ended March 31, 2011 exceeded $100,000. These individuals are referred to in this prospectus as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus		All Other Compensation		Total

Michael P. Gavin President and Chief Executive Officer	2011 2010	$150,000 150,000	$	— —	$12,316 6,027	(1)	$162,316 156,027

David F. Wallace Executive Chairman	2011 2010	113,846 115,000		— 2,212	19,480 14,403	(1)	133,326 131,615

Ronald E. Ballard Executive Vice President, Commercial Lending	2011 2010	118,000 118,000		— 2,629	5,584 750	(1)	123,584 121,379

(1)	Details of the amounts disclosed in the “All Other Compensation” column are provided in the table below:

	Mr. Gavin	Mr. Wallace	Mr. Ballard
Employer match to Simple IRA	$4,348	$3,308	$3,238
Life insurance premiums	—	3,675	—
Medical and dental premiums	—	8,065	—
Private use of Company car	4,892	2,034	—
Market value of ESOP contributions	3,076	2,398	2,346

Total	$12,316	$19,480	$5,584

Outstanding Equity Awards at End of Fiscal Year. None of the named executive officers had any outstanding awards at the end of the 2011 fiscal year as the Company has not yet adopted any such equity compensation plan.

Current Employment Agreements. In January of 2008, Madison Square Federal Savings Bank entered into employment agreements with Messrs. Gavin, Wallace and Ballard, and in 2010 upon the completion of the Bank’s mutual to stock conversion, each executive officer entered into a separate employment agreement with the Company. Each of the agreements contains the same general terms, except for the level of base salary for each of the executives. The agreements provide for a three-year term, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. The terms of the Bank agreements for Messrs. Gavin and Ballard currently expire on January 14, 2013, and the Bank agreement for Mr. Wallace expires on January 14, 2012. The Company agreements currently expire on October 6, 2013 for Messrs. Gavin, Ballard and Wallace. Under the agreements, the current base salaries for Messrs. Gavin, Wallace and Ballard are $150,000, $115,000 and $118,000, respectively. We may increase the amount of the base salaries under the agreements from time to time. We may also pay discretionary bonuses to each of the executives. In addition to cash compensation, the executives are eligible to participate in all standard benefit programs we sponsor, as well as receive fringe benefits available to senior management employees. We also provide Messrs. Gavin and Wallace with the use of an automobile.

Under the agreements, if we terminate an executive’s employment for “cause,” as the term is defined in the agreement; the executive will not be entitled to receive any compensation for any period after his termination date. If we terminate an executive’s employment without cause or if the executive terminates his employment following an event that gives rise to “good reason,” the executive is entitled the salary he would have earned for the then remaining term of the agreement plus an additional 12 months. In addition, the executives may continue to participate in life insurance programs for the then remaining term of the agreement. The executives will also be entitled to continued health coverage under COBRA at no expense to them. Under the agreements, events giving rise to “good reason” generally include (i) the assignment of duties materially different from those normally associated with the executive’s position, (ii) a 10% or greater reduction in base salary, (iii) the failure to continue employee benefit plans in which the executives participate, (iv) a relocation of by more than 30 miles, and (v) the failure to be re-elected to the Board of Directors.

If we, or our successor, terminates an executive’s employment in connection with a change in control or if an executive terminates employment for good reason in connection with a change in control, the executive will receive a severance benefit equal to the difference between (x) 2.99 times the executive’s average taxable income for the five years preceding the change in control and (y) any other payments made to the executive that are contingent on the change in control.

If an executive dies while the agreement is in effect, we will provide the executive’s estate with the compensation due to the executive through the date of death. If we terminate an executive’s employment due to disability, as such term is defined in the agreement, we will provide the executive with the compensation due through his termination date less any disability payments made to the executive prior to termination.

During the period of each executive’s employment and for a period of twelve months following termination of employment, each agreement restricts the executive with respect to soliciting employees and business relationships from the Bank.

Employee Severance Compensation Plan. The Madison Square Federal Savings Bank Employee Severance Plan provides benefits to eligible employees who terminate employment in connection with a change in control. Employees will be eligible for severance benefits under the plan if they complete a minimum of one year of service and do not enter into a separate employment or change in control agreement. Under the severance plan, if, within twelve months after a change in control, an employee’s employment involuntarily terminates, or if an employee voluntarily terminates employment without being offered continued employment in a comparable position, the terminated employee, if he or she was an officer of Madison Square Federal Savings Bank, will receive a severance payment equal to six weeks of base compensation plus two weeks of base compensation for each year of service, up to a maximum of 52 weeks of base compensation. If the terminated employee was not an officer, he or she would receive a severance payment equal to four weeks of base compensation plus one week of base compensation for each year of service up to a maximum of 52 weeks of base compensation. Based solely on compensation levels and years of service at March 31, 2011, and assuming that a change in control occurred on March 31, 2011, and all eligible employees became entitled to severance payments, the aggregate payments due under the severance plan would equal approximately $395,000.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Madison Bancorp common stock during the year ended March 31, 2011.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by publicly traded companies to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by banks to their executive officers and directors in compliance with federal banking regulations. Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Madison Square Federal Savings Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The outstanding balance of the only loan extended by Madison Square Federal Savings Bank to its executive officers and directors and related parties was $ 69,737 at March 31, 2011, or approximately 0.51% of stockholders’ equity. Such loan was made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Madison Square Federal Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features when made. The loan was performing according to its original terms at March 31, 2011.

Other Transactions. During the year ended March 31, 2011, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

Policies and Procedures for Approval of Related Persons Transactions. The Company maintains a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Committee, participate in some or all of the discussion relating to the transaction.

SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 12, 2012. If next year’s annual meeting is held on a date more than 30 calendar days from November 14, 2012, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s Corporate Secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Kay Webster, Corporate Secretary, Madison Bancorp, Inc., 8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland 21236. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Madison Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on September 30, 2011. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended March 31, 2011, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on September 30, 2011 upon written request to Kay Webster, Corporate Secretary, Madison Bancorp, Inc., 8615 Ridgely’s Choice Drive, Suite 111, Baltimore, Maryland 21236.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kay Webster

KAY WEBSTER
Corporate Secretary

Baltimore, Maryland

October 10, 2011

APPENDIX A

MADISON BANCORP, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

The primary function of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Madison Bancorp, Inc. (the “Company”) is to assist the Board in its oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function and its independent registered public accounting firm. In addition, the Committee shall prepare the report required by the Securities and Exchange Commission rules to be included in the Company’s annual meeting proxy statement.

II.	Organization

The Committee shall be comprised of two or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Committee should be financially literate at the time of appointment, meaning they should have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

III.	Structure and Meetings

The Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee chairperson shall preside at the meeting and, in consultation with other members of the Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee chairperson shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties, the Committee shall:

1.	Facilitate an open avenue of communication between management, the independent registered public accounting firm and the Board.

2.	Meet with the independent registered public accounting firm, internal audit and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent registered public accounting firm or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

3.	Review all significant risks or exposures to the Company found during audits performed by the independent registered public accounting firm and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

4.	Review recommendations from the independent registered public accounting firm regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

5.	Following each meeting of the Committee, the chairperson of the committee will submit a record of the meeting to the Board, including any recommendations that the Committee may deem appropriate.

6.	Ensure that the independent registered public accounting firm discusses with the Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

7.	Review with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged with Governance) relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review the Company’s annual audited financial statements and the independent registered public accounting firm’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

9.	Review and discuss with management and the independent registered public accounting firm the certifications of the Company’s principal executive officer and principal financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses herein and any fraud involving management or other employees who have a significant role in the Company’s internal controls, as required by Sarbanes-Oxley Act of 2002, and relevant reports rendered by the independent registered public accounting firm.

10.	Review with management, the independent registered public accounting firm and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

11.	Review with management and the independent registered public accounting firm all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

12.	Generally discuss earnings press releases and financial information, as well as earnings guidance provided to analysts and rating agencies.

13.	Select the independent registered public accounting firm, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee. The Committee should confirm the independence of the independent registered public accounting firm by requiring them to disclose in writing all relationships that, in the registered public accounting firm’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively. The Committee shall also review with the independent registered public accounting firm the matters required to be discussed by PCAOB Rule 3526 (Communications With Audit Committees Concerning Independence).

14.	Review the performance of and scope of work performed by the independent registered public accounting firm.

15.	Review and advise on the appointment of the internal auditor. The internal auditor will report directly to the committee. Approve the internal audit charter, policies and procedures, and audit plan annually. The committee shall also review significant reports prepared by internal audit, together with management’s responses. The committee shall review the performance of the internal auditor annually.

16.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17.	Approve, in advance, all permissible non-audit services to be completed by the independent registered public accounting firm. Such approval process will ensure that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

18.	Set clear hiring policies for hiring employees or former employees of the independent registered public accounting firm.

19.	The Audit Committee shall review periodically, but no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. “Related person” and “transaction” shall have the meanings given to such terms in Securities and Exchange Commission Regulation S-K, Item 404, as amended from time to time.

V.	Performance Evaluation and Disclosure Obligations

In addition to the responsibilities presented above, the Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose in each annual meeting proxy statement to its shareholders a copy of the Charter once every three years.

VI.	Audit Committee Resources

The Committee shall be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to such counsel and other advisors. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.

APPENDIX B

MADISON BANCORP, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The Compensation Committee (the “Committee”) of the Board of Directors of Madison Bancorp, Inc. (the “Company”) is responsible for personnel policies, salaries and benefits, incentive compensation and management succession planning.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected annually by the Board. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The President and Chief Executive Officer will meet with the Committee, but the President and Chief Executive Officer will not be a member of the Committee and will be excused when matters specifically related to the President and Chief Executive Officer are discussed.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

In carrying out its responsibilities, the Committee shall:

1.

Be responsible for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The Committee shall monitor the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance and is justified by the returns available to shareholders.

2.	Be responsible for approval of compensation and benefit plans, which may include amendments to existing plans, cash- and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

3.	Be responsible for overseeing the administration of the Company’s benefit programs.

4.	Establish annually subjective and objective criteria to serve as the basis for the President and Chief Executive Officer’s compensation, evaluate the President and Chief Executive Officer’s performance in light of those criteria and determine the President and Chief Executive Officer’s compensation based on that evaluation.

5.	Establish annually subjective and objective criteria to serve as the basis for the other executive officers’ compensation, evaluate the other executive officers’ performance in light of those criteria and determine the other executive officers’ compensation based on that evaluation. The Committee may consult with the President and Chief Executive Officer with respect to the compensation of other executive officers.

6.	If and when the requirements of Securities and Exchange Commission Regulation S-K, Item 402, apply to the Company, review and discuss with management the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402. Based on such review and discussion, the Committee shall determine whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of shareholders. The Committee shall provide, over the names of the Committee members, the required Compensation Committee report for the Company’s proxy statement for the annual meeting of shareholders.

7.	With respect to the Company’s equity-based compensation plans, approve grants of stock options, restricted stock, performance shares, stock appreciation rights and other equity-based incentives to the extent provided under the compensation plans. The Committee may delegate to the President and Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time.

8.	From time to time review and make recommendations to the Board of Directors regarding the compensation of non-employee directors.

V.	Performance Evaluations

The Chairman of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The Committee shall conduct an annual performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.

APPENDIX C

MADISON BANCORP, INC.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The primary objectives of the Nominating/Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Madison Bancorp, Inc. (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending a group of director nominees for election at each annual meeting of the Company’s shareholders; (ii) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	Organization

The Committee shall consist of two or more directors, a majority of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected annually by the Board. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s shareholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

C-1

The Committee shall also advise the Board on (i) committee member qualifications, (ii) committee member appointments and removals, (iii) committee structure and operations (including authority to delegate to subcommittees), and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.	Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

C-2

APPENDIX D

MADISON BANCORP, INC.

2011 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Madison Bancorp, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Madison Bancorp, Inc. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds ( ) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Madison Bancorp, Inc., or any successor corporation.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the Madison Bancorp, Inc. 2011 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) or “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 79,054.

5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 79,054, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 18,243 and the maximum number that may be delivered pursuant to Option exercises is 60,811.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)

Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the

Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 15,225 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Madison Bancorp, Inc. 2011 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Madison Bancorp, Inc. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Madison Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, noninterest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three

(3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)

No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the plan shall be borne by the company and its affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Maryland.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

ANNUAL MEETING OF STOCKHOLDERS OF

MADISON BANCORP, INC.

November 14, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

FOR THE ANNUAL MEETING:

The Notice of Meeting, proxy statement and proxy card are available at http://www.cfpproxy.com/6911.

Please sign, date and mail

your proxy card in the

envelope provided as soon as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES AND THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE  ☒

1.	The election as director of the nominees listed below (except as marked to the contrary below).
NOMINEES:
For a three-year term:
FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ Frederick L. Berk ¡ Michael P. Gavin ¡ Brian D. Brunner For a two-year term: ¡ Jaynee S. Agnone

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
2.	Approval of the Madison Bancorp, Inc. 2011 Equity Incentive Plan.	☐	☐	☐
3.	The ratification of the appointment of Rowles & Company, LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2012.	☐	☐	☐

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this proxy of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one registered holder need sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MADISON BANCORP, INC.

PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 14, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Madison Bancorp, Inc. and each of them, with full power of substitution, to act as proxies for the undersigned and to vote all shares of common stock of Madison Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on November 14, 2011 at 10:00 a.m. local time, at the Residence Inn at White Marsh, 4980 Mercantile Road, Baltimore, Maryland 21236, and at any and all adjournments thereof, as follows:

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

(Continued and to be signed on the reverse side)

MADISON BANCORP, INC.

VOTING INSTRUCTION CARD FOR

MADISON SQUARE FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 14, 2011

[PARTICIPANTS IN THE ESOP

MAY RECEIVE MULTIPLE VOTING INSTRUCTION OR PROXY

CARDS. PLEASE COMPLETE, DATE, SIGN AND

RETURN ALL CARDS YOU RECEIVE TO ENSURE YOUR VOTES

ARE COUNTED.]

The undersigned hereby directs the Trustees of the Madison Square Federal Savings Bank Employee Stock Ownership Plan to vote all shares of common stock of Madison Bancorp, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of stockholders to be held on November 14, 2011 at 10:00 a.m. local time, at the Residence Inn at White Marsh, 4980 Mercantile Road, Baltimore, Maryland 21236, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF

MADISON BANCORP, INC.

November 14, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

FOR THE ANNUAL MEETING:

The Notice of Meeting, proxy statement and proxy card are available at http://www.cfpproxy.com/6911.

Please sign, date and mail

your voting instruction card in the

envelope provided as soon as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE  ☒

1.	The election as director of the nominees listed below (except as marked to the contrary below).
NOMINEES:
For a three-year term:
FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ Frederick L. Berk ¡ Michael P. Gavin ¡ Brian D. Brunner For a two-year term: ¡ Jaynee S. Agnone

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

		FOR	AGAINST	ABSTAIN
2.	Approval of the Madison Bancorp, Inc. 2011 Equity Incentive Plan.	☐	☐	☐
3.	The ratification of the appointment of Rowles & Company, LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2012.	☐	☐	☐

PURSUANT TO THE TERMS OF THE MADISON SQUARE FEDERAL SAVINGS BANK TAX-QUALIFIED BENEFIT PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE RESPECTIVE PLAN.

The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders.

Signature of ESOP Participant	Date:	Signature of ESOP Participant	Date:

Note:	Please sign exactly as your name or names appear on this vote authorization form.

[MADISON BANCORP, INC. LETTERHEAD]

TO:	PARTICIPANTS IN THE MADISON SQUARE FEDERAL SAVINGS BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Under the terms of the Madison Square Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Madison Bancorp, Inc. (“the Company”) allocated to your ESOP account at the Company’s 2011 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustees’ responsibilities under applicable law, the ESOP Trustees will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received will be voted by the Trustees in the same proportion as participants vote allocated stock, provided that, in the absence of any voting directions as to allocated stock, the Board of Directors of Madison Square Federal Savings Bank will direct the ESOP Trustees as to the voting of all shares of stock in the ESOP. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the Annual Meeting.

HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Voting Instruction Card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. The Company has engaged an independent firm, Registrar and Transfer Company (“RTCO”), which also serves as the Company’s transfer agent, to serve as the ESOP’s confidential voting agent. ESOP Participant Voting Instruction Cards are to be sent (using the postage-paid envelopes provided therewith) to RTCO and should not be sent to the Company.

RTCO will count your votes and report the aggregate totals of all voting instructions to the ESOP Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to the Company.

DELIVERY OF PROXY MATERIALS. A copy of the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders and a copy of its 2011 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2011 Annual Meeting is scheduled for Monday, November 14, 2011, at 10:00 a.m., local time, in Baltimore, Maryland.

Enclosed is an ESOP Participant Voting Instruction Card which you should use if you wish to direct the ESOP Trustees to vote shares allocated to your account in connection with the slate of directors endorsed by the Company’s Board of Directors and the other proposals to be considered at the Annual Meeting. Please note that to direct the ESOP Trustees to vote with respect to any of the foregoing, you must specifically mark your instructions on the ESOP Participant Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustees.

Voting instructions for shares allocated to your ESOP account must be received by RTCO by 5:00 p.m. Eastern Time on November 7, 2011 on the ESOP Participant Voting Instruction Card provided by the ESOP Trustees for that purpose. Again, all ESOP Participant Voting Instruction Cards should be forwarded to RTCO and should not be mailed to the Company.

In order to make an informed judgment concerning how to instruct the ESOP Trustees to vote your allocated shares, you should read all of the proxy materials carefully and thoroughly. The ESOP Trustees will not recommend how you should complete your ESOP Participant Voting Instruction Card.

WHEN TO SUBMIT YOUR ESOP PARTICIPANT VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern Time on November 7, 2011. If RTCO receives more than one ESOP Participant Voting Instruction Card from you, the Card bearing the latest date will be considered to have cancelled all Cards bearing an earlier date. If more than one ESOP Participant Voting Instruction Card is received from you as of the same date, RTCO will consider the Card bearing the latest postmark as controlling. You may request additional Cards at any time by contacting Kay Webster, Corporate Secretary, at (410) 529-7400.

If you have any questions regarding the procedures for instructing the ESOP Trustees, please call Kay Webster at (410) 529-7400.

David F. Wallace
Kay Webster
ESOP Trustees
October 10, 2011